UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 3, 2020

3M COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	File No. 1-3285	41-0417775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota		55144-1000
(Address of Principal Executive Offices)		(Zip Code)

(Registrant’s Telephone Number, Including Area Code) (651) 733-1110

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.01 Per Share	MMM	New York Stock Exchange, Inc.
	MMM	Chicago Stock Exchange, Inc.
1.500% Notes due 2026	MMM26	New York Stock Exchange, Inc.
0.375% Notes due 2022	MMM22A	New York Stock Exchange, Inc.
0.950% Notes due 2023	MMM23	New York Stock Exchange, Inc.
1.750% Notes due 2030	MMM30	New York Stock Exchange, Inc.
1.500% Notes due 2031	MMM31	New York Stock Exchange, Inc.

Note: The common stock of the Registrant is also traded on the SWX Swiss Exchange.

Securities registered pursuant to section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange Act.     ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported in 3M Company’s press release dated June 3, 2020, Nicholas C. Gangestad, Senior Vice President and Chief Financial Officer, has announced his intention to retire, effective August 1, 2020. Mr. Gangestad will stay on through July 31, 2020, to help ensure a smooth transition to his successor.

As also reported in the press release, 3M announced the appointment of Monish Patolawala as Senior Vice President and Chief Financial Officer, effective July 1, 2020.

Mr. Patolawala, age 51, has served as Chief Financial Officer of GE Healthcare since June 2015 and vice president of operational transformation of General Electric Company since 2019. Prior to that, Mr. Patolawala served as Chief Financial Officer of GE Transportation from April 2010 to May 2015.

Cash Compensation; Benefits. In connection with Mr. Patolawala’s appointment, the Company extended an offer letter to him on May 19, 2020 (the “Offer Letter”), which he accepted. Under the terms of the Offer Letter, Mr. Patolawala will receive an annual base salary of $885,000 and a target annual incentive compensation opportunity of $885,000, each of which will be prorated for 2020. He also will receive a hiring bonus of $700,000 and be eligible to participate in the Company’s long-term incentive compensation, retirement and other benefit plans and programs offered to the Company’s other senior executives. The hiring bonus will be payable in two installments: $400,000 payable within 30 days of his start date and the remainder payable within 30 days of the first anniversary of his start date.

Initial Long-Term Incentive Awards. It is expected that Mr. Patolawala will enter into an agreement upon his commencement of employment that protects 3M’s confidential information and includes noncompetition and non-solicitation covenants (the “Protective Covenant Agreement”). In consideration of Mr. Patolawala’s execution of the Protective Covenant Agreement and as an inducement for him to join 3M, the Offer Letter provides that he will receive (i) a special one-time make-whole restricted stock unit grant (referred to as the “Special Make-whole RSU Award”) covering a number of shares of 3M common stock determined by dividing $2,765,246 by the average closing sales price for a share of 3M common stock over 45 consecutive trading days ending with the grant date (referred to as the “45-day Average FMV”), vesting in a series of equal installments on each of the first three anniversaries of the grant date, (ii) a special one-time inducement restricted stock unit grant (referred to as the “Special Inducement RSU Award”) covering a number of shares of 3M common stock determined by dividing $1,000,000 by the 45-day Average FMV, vesting in a single installment on the fifth anniversary of the grant date, (iii) a special one-time inducement 2020 performance share award (referred to as the “Special Inducement PSA”) with a target number of performance shares determined by dividing $1,000,000 by the 45-day Average FMV, vesting in a single installment on December 31, 2022, (iv) a pro rata 2020 performance share award with a target number of performance shares determined by dividing $812,500 by the 45-day Average FMV, vesting in a single installment on December 31, 2022, and (v) a pro rata 2020 stock option award covering a number of shares of 3M common stock determined by dividing $812,500 by the fair value of a stock option covering one share of 3M common stock, as determined in accordance with FASB ASC Topic 718, excluding the effect of forfeitures, vesting in a series of equal installments on each of the first three anniversaries of the grant date. Each of the equity awards will be granted on Mr. Patolawala’s start date. The performance period and goals for both the inducement and pro rata 2020 performance share awards will be the same as those of other grants made to 3M’s executive officers on March 2, 2020. The per share exercise price of the stock option will equal the closing sales price of a share of 3M common stock on the grant date.

Severance. Mr. Patolawala will be eligible to participate in the Company’s Executive Severance Plan (the “Severance Plan”), the benefits of which are described in the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission (“SEC”) on March 25, 2020. A copy of the Severance Plan was included as Exhibit 10.20 to the Company’s annual report on Form 10-K filed with the SEC on February 6, 2020. In the event that Mr. Patolawala voluntarily resigns from employment with the Company for “Good Reason” (as defined in the Severance Plan) or his employment is terminated by the Company other than for “Misconduct” (as defined in the 3M Company 2016 Long-Term Incentive Plan), he also will be entitled to receive (i) accelerated payment of any then unpaid portion of the hiring bonus and (ii) accelerated vesting of the Special Make-whole RSU Award and the Inducement RSU Award and continued vesting of a pro rata portion of the Special Inducement PSA and Pro Rata 2020 PSA, in each case, subject to his execution of an effective and irrevocable general release of all claims against the Company and its affiliates.

The foregoing description of the Offer Letter is qualified in its entirety by reference to the full text of the Offer Letter, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference in this Item 5.02.

Item 7.01.  Regulation FD Disclosure.

A copy of the press release dated June 3, 2020, is furnished as Exhibit 99.2 hereto.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Offer Letter, dated as of May 19, 2020
99.2	Press Release, dated as of June 3, 2020, of 3M Company
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

3M COMPANY

By:	/s/ Ivan K. Fong,
Ivan K. Fong,
Senior Vice President, General Counsel & Secretary

Dated: June 3, 2020